REVISED 9/1/08

                                                    EXHIBIT N(II)UNDER FORM N-1A
                                              EXHIBIT 99 UNDER ITEM 601/REG. S-K

                          INSTITUTIONAL SHARES EXHIBIT
                                       TO
                              MULTIPLE CLASS PLAN

1.    SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Shares will bear the following fees and expenses:

FEES AND        MAXIMUM AMOUNT ALLOCATED INSTITUTIONAL SHARES
EXPENSES
SALES LOAD      None

CONTINGENT      None
DEFERRED
SALES CHARGE
("CDSC")
SHAREHOLDER     AS SET FORTH IN THE ATTACHED SCHEDULE
SERVICE FEE
12B-1 FEE       As set forth in the attached Schedule
OTHER EXPENSES  Itemized expenses incurred by the Fund with respect to holders of Institutional Shares as described in Section 3 of the Plan

2.    CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:  None

EXCHANGE PRIVILEGE: Institutional Shares may be exchanged for Institutional
                    Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S. Government Money Market Trust and Class K Shares.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                                                  REVISED 9/1/08

                                                    EXHIBIT N(II)UNDER FORM N-1A
                                              EXHIBIT 99 UNDER ITEM 601/REG. S-K

                               SCHEDULE OF FUNDS
                         OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

------------------------------------------------------------------------
|MULTIPLE CLASS COMPANY                          |12B-1 FEE|SHAREHOLDER|
|Series                                          |         |SERVICE FEE|
------------------------------------------------------------------------
|                                                |         |           |
------------------------------------------------------------------------
|FEDERATED ADJUSTABLE RATE SECURITIES FUND       |  None   |   0.25%   |
------------------------------------------------------------------------
|                                                |         |           |
------------------------------------------------------------------------
|FEDERATED EQUITY FUNDS:                         |         |           |
------------------------------------------------------------------------
|Federated Capital Appreciation Fund             |  None   |   NONE    |
------------------------------------------------------------------------
|Federated InterContinental Fund                 |  None   |   NONE    |
------------------------------------------------------------------------
|Federated International Strategic Value Fund    |  None   |   NONE    |
------------------------------------------------------------------------
|Federated Kaufmann Large Cap Fund               |  None   |   NONE    |
------------------------------------------------------------------------
|Federated Market Opportunity Fund               |  None   |   NONE    |
------------------------------------------------------------------------
|FEDERATED PRUDENT BEAR FUND                     |  NONE   |   NONE    |
------------------------------------------------------------------------
|Federated Strategic Value Fund                  |  None   |   NONE    |
------------------------------------------------------------------------
|                                                |         |           |
------------------------------------------------------------------------
|FEDERATED FIXED INCOME SECURITIES, INC.:        |         |           |
------------------------------------------------------------------------
|Federated Strategic Income Fund                 |  None   |   NONE    |
------------------------------------------------------------------------
|Federated Municipal Ultrashort Fund             |  None   |   NONE    |
------------------------------------------------------------------------
|                                                |         |           |
------------------------------------------------------------------------
|FEDERATED GNMA TRUST                            |  None   |   0.25%   |
------------------------------------------------------------------------
|                                                |         |           |
------------------------------------------------------------------------
|FEDERATED INCOME SECURITIES TRUST:              |         |           |
------------------------------------------------------------------------
|Federated Intermediate Corporate Bond Fund      |  None   |   0.25%   |
------------------------------------------------------------------------
|FEDERATED PRUDENT GLOBAL INCOME FUND            |  NONE   |   NONE    |
------------------------------------------------------------------------
|Federated Real Return Bond Fund                 |  None   |   0.25%   |
------------------------------------------------------------------------
|Federated Short-Term Income Fund                |  None   |   0.25%   |
------------------------------------------------------------------------
|                                                |         |           |
------------------------------------------------------------------------
|FEDERATED INCOME TRUST                          |  None   |   0.25%   |
------------------------------------------------------------------------
|                                                |         |           |
------------------------------------------------------------------------
|FEDERATED INDEX TRUST:                          |         |           |
------------------------------------------------------------------------
|Federated Max-Cap Index Fund                    |  None   |   0.25%   |
------------------------------------------------------------------------
|Federated Mini-Cap Index Fund                   |  None   |   0.25%   |
------------------------------------------------------------------------
|                                                |         |           |
------------------------------------------------------------------------
|FEDERATED INSTITUTIONAL TRUST:                  |         |           |
------------------------------------------------------------------------
|Federated Government Ultrashort Duration Fund   |  None   |   NONE    |
------------------------------------------------------------------------
|Federated Intermediate Government/Corporate Fund|  None   |   NONE    |
------------------------------------------------------------------------
|                                                |         |           |
------------------------------------------------------------------------
|FEDERATED INTERMEDIATE GOVERNMENT FUND, INC.    |  None   |   NONE    |
------------------------------------------------------------------------
|                                                |         |           |
------------------------------------------------------------------------
|FEDERATED INVESTMENT SERIES FUND, INC.          |         |           |
------------------------------------------------------------------------
|Federated Bond Fund                             |  None   |   NONE    |
------------------------------------------------------------------------
|                                                |         |           |
------------------------------------------------------------------------

                                                                  REVISED 9/1/08

                                                    EXHIBIT N(II)UNDER FORM N-1A
                                              EXHIBIT 99 UNDER ITEM 601/REG. S-K


-----------------------------------------------------------------------------
|MULTIPLE CLASS COMPANY                               |12B-1 FEE|SHAREHOLDER|
|Series                                               |         |SERVICE FEE|
-----------------------------------------------------------------------------
|FEDERATED MANAGED ALLOCATION PORTFOLIOS:             |         |           |
-----------------------------------------------------------------------------
|Federated Target ETF Fund 2015                       |  None   |   0.25%   |
-----------------------------------------------------------------------------
|Federated Target ETF Fund 2025                       |  None   |   0.25%   |
-----------------------------------------------------------------------------
|Federated Target ETF Fund 2035                       |  None   |   0.25%   |
-----------------------------------------------------------------------------
|                                                     |         |           |
-----------------------------------------------------------------------------
|FEDERATED MDT SERIES:                                |         |           |
-----------------------------------------------------------------------------
|Federated MDT All Cap Core Fund                      |  None   |   NONE    |
-----------------------------------------------------------------------------
|Federated MDT Balanced Fund                          |  None   |   NONE    |
-----------------------------------------------------------------------------
|Federated MDT Large Cap Growth Fund                  |  None   |   NONE    |
-----------------------------------------------------------------------------
|Federated MDT Large Cap Value Fund                   |  None   |   NONE    |
-----------------------------------------------------------------------------
|Federated MDT Mid Cap Growth Fund                    |  None   |   NONE    |
-----------------------------------------------------------------------------
|Federated MDT Small Cap Core Fund                    |  None   |   NONE    |
-----------------------------------------------------------------------------
|Federated MDT Small Cap Growth Fund                  |  None   |   NONE    |
-----------------------------------------------------------------------------
|Federated MDT Small Cap Value Fund                   |  None   |   NONE    |
-----------------------------------------------------------------------------
|Federated MDT Tax Aware/All Cap Core Fund            |  None   |   NONE    |
-----------------------------------------------------------------------------
|                                                     |         |           |
-----------------------------------------------------------------------------
|FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST|  None   |   0.25%   |
-----------------------------------------------------------------------------
|                                                     |         |           |
-----------------------------------------------------------------------------
|FEDERATED TOTAL RETURN GOVERNMENT BOND FUND          |  None   |   NONE    |
-----------------------------------------------------------------------------
|                                                     |         |           |
-----------------------------------------------------------------------------
|FEDERATED TOTAL RETURN SERIES, INC.:                 |         |           |
-----------------------------------------------------------------------------
|Federated Mortgage Fund                              |  None   |   0.25%   |
-----------------------------------------------------------------------------
|Federated Total Return Bond Fund                     |  None   |   NONE    |
-----------------------------------------------------------------------------
|Federated Ultrashort Bond Fund                       |  None   |   0.25%   |
-----------------------------------------------------------------------------
|                                                     |         |           |
-----------------------------------------------------------------------------
|FEDERATED U.S. GOVERNMENT SECURITIES FUND:  1-3 YEARS|  None   |   0.25%   |
-----------------------------------------------------------------------------
|                                                     |         |           |
-----------------------------------------------------------------------------
|FEDERATED U.S. GOVERNMENT SECURITIES FUND:  2-5 YEARS|  None   |   0.25%   |
-----------------------------------------------------------------------------
|                                                     |         |           |
-----------------------------------------------------------------------------
|FEDERATED WORLD INVESTMENT SERIES, INC.              |         |           |
-----------------------------------------------------------------------------
|Federated International Small-Mid Company Fund       |  None   |   NONE    |
-----------------------------------------------------------------------------
|                                                     |         |           |
-----------------------------------------------------------------------------
|INTERMEDIATE MUNICIPAL TRUST:                        |         |           |
-----------------------------------------------------------------------------
|Federated Intermediate Municipal Trust               |  None   |   0.25%   |
-----------------------------------------------------------------------------
|                                                     |         |           |
-----------------------------------------------------------------------------

                                                                  REVISED 9/1/08

                                                    EXHIBIT N(II)UNDER FORM N-1A
                                              EXHIBIT 99 UNDER ITEM 601/REG. S-K


---------------------------------------------------------------------------
|MULTIPLE CLASS COMPANY                 |12B-1 FEE|SHAREHOLDER SERVICE FEE|
|Series                                 |         |                       |
---------------------------------------------------------------------------
|MONEY MARKET OBLIGATIONS TRUST:        |         |                       |
---------------------------------------------------------------------------
|California Municipal Cash Trust        |  None   |         0.25%         |
---------------------------------------------------------------------------
|Florida Municipal Cash Trust           |  0.25%  |         0.25%         |
---------------------------------------------------------------------------
|Government Obligations Fund            |  None   |         0.25%         |
---------------------------------------------------------------------------
|Government Obligations Tax-Managed Fund|  None   |         0.25%         |
---------------------------------------------------------------------------
|Michigan Municipal Cash Trust          |  None   |         0.25%         |
---------------------------------------------------------------------------
|Minnesota Municipal Cash Trust         |  None   |         0.25%         |
---------------------------------------------------------------------------
|Municipal Obligations Fund             |  None   |         0.25%         |
---------------------------------------------------------------------------
|New Jersey Municipal Cash Trust        |  None   |         0.25%         |
---------------------------------------------------------------------------
|New York Municipal Cash Trust          |  None   |         0.25%         |
---------------------------------------------------------------------------
|Ohio Municipal Cash Trust              |  None   |         0.25%         |
---------------------------------------------------------------------------
|Pennsylvania Municipal Cash Trust      |  None   |         0.25%         |
---------------------------------------------------------------------------
|Prime Cash Obligations Fund            |  None   |         0.25%         |
---------------------------------------------------------------------------
|Prime Management Obligations Fund      |  None   |         0.25%         |
---------------------------------------------------------------------------
|Prime Obligations Fund                 |  None   |         0.25%         |
---------------------------------------------------------------------------
|Prime Value Obligations Fund           |  None   |         0.25%         |
---------------------------------------------------------------------------
|Tax-Free Obligations Fund              |  None   |         0.25%         |
---------------------------------------------------------------------------
|Treasury Obligations Fund              |  None   |         0.25%         |
---------------------------------------------------------------------------
|U.S. Treasury Cash Reserves            |  None   |         0.25%         |
---------------------------------------------------------------------------
|Virginia Municipal Cash Trust          |  None   |         0.25%         |
---------------------------------------------------------------------------
|                                       |         |                       |
---------------------------------------------------------------------------